UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Legg Mason

Western Asset

Corporate Bond

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Corporate Bond Fund

Fund objective

The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Corporate Bond Fund for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 9, 2011

Legg Mason Western Asset Corporate Bond Fund	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Legg Mason Western Asset Corporate Bond Fund

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced

Legg Mason Western Asset Corporate Bond Fund	V

positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61%

and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi returned 14.94% for the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the Fund invests at least 80% of the value of its assets in corporate debt securities and related investments and at least 80% of the value of its assets in investment grade securities and related investments.

The Fund also may invest in U.S. government securities and U.S. dollar-denominated fixed-income securities of foreign issuers. The Fund may invest in securities having any maturity.

Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors

(non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)i continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than

2	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Fund overview (cont’d)

expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively.

The overall credit market, as represented by the Barclays Capital U.S. Credit Indexii (the “Index”), returned 8.47% over the same period. Comparatively, riskier fixed-income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii returned 14.94%. During this period, as measured by the Index, lower-quality BBB-rated bonds outperformed high-quality AAA-rated securities, returning 10.03% and 5.13%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. The Fund maintained its lower-quality bias versus the Index, but we pared our exposure to certain BBB-rated and non-investment grade securities to capture profits and reduce our overall risk exposure. While we maintained an overweight to

Financials, we decreased our exposure during the fiscal year, especially in the banking industry given its strong results. Our allocation to the Transportation1 sector was increased based on signs that the U.S. economy was strengthening. We also added to our exposure to the Energy sector, as we felt valuations for certain securities had become attractive in the wake of the oil spill in the Gulf of Mexico. Finally, we raised the Fund’s cash position to have added flexibility to invest in attractive opportunities in the future.

The Fund employed U.S. Treasury futures during the reporting period to manage its durationiv and yield curvev positioning. Overall, the use of these derivative instruments detracted from performance during the twelve-month reporting period.

Performance review

For the twelve months ended December 31, 2010, Class A shares of Legg Mason Western Asset Corporate Bond Fund, excluding sales charges, returned 11.53%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Credit Index, returned 8.47% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Average2 returned 10.00% over the same time frame.

[1]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 162 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	3

Performance Snapshot as of December 31, 2010 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Corporate Bond Fund:
Class A	6.07%	11.53%
Class B	5.73%	11.18%
Class C	5.72%	10.80%
Class I	6.16%	11.82%
Class P	5.91%	11.30%
Barclays Capital U.S. Credit Index	2.70%	8.47%
Lipper Corporate Debt Funds BBB-Rated Category Average[1]	4.41%	10.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the twelve months ended December 31, 2010 for Class A, Class B and Class C shares would have been 11.43%, 10.78% and 10.70%, respectively.

The 30-Day SEC Yields for the period ended December 31, 2010 for Class A, Class B, Class C, Class I and Class P shares were 4.42%, 3.89%, 3.91%, 4.97% and 4.49%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class A, Class B, Class C, Class I and Class P shares were 1.07%, 1.81%, 1.76%, 0.68% and 1.18%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was an overweight to high-yield corporate bonds. High yield was among the best-performing fixed-income sectors during the reporting period given declining default rates and solid demand from investors looking to generate incremental yield. Among the Fund’s strongest high-yield holdings were overweight positions in Ally Financial Inc. (formerly known as GMAC Inc.), HCA Inc. and Sprint Capital Corp.

A number of individual holdings also significantly contributed to results. In particular, overweights in subordinated Financials issued by American International Group Inc. and Bank of America Corp. were among our best performers during the reporting period. Overall, these bonds rallied as confidence in the banking system improved and it became apparent that banks would be able to continue

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 173 funds for the six-month period and among the 162 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Fund overview (cont’d)

paying their coupons. In addition, the fundamentals in the banking industry were better, as capital reserves increased and corporate earnings were often better-than-expected.

The portfolio’s quality biases were also additive to performance. Relative to the benchmark, our overweight to BBB and below-rated securities benefited from improved demand, as investors looked to receive high incremental yield given the low interest rate environment.

Our sector positioning was, overall, a positive for performance. In particular, an overweight to Financials was beneficial. During the twelve months ended December 31, 2010, Financials was the best-performing sector in the Index. Having an underweight to non-corporate bonds was also rewarded, as this portion of the Index returned 6.36% during the reporting period, whereas corporate bonds in the Index gained 9.00%.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was our overweight to the relatively poor performing Energy sector. The Energy sector lagged the overall Index given continued volatility in natural gas and oil prices, coupled with fears that relatively modest economic growth would reduce global demand for energy going forward.

A number of individual holdings also detracted from the Fund’s results during the reporting period. In particular, overweights to European companies Telecom Italia Capital SpA and Telefonica Emisiones SAU were the largest detractors. Both companies were negatively impacted by the ongoing sovereign debt crisis in Europe.

Thank you for your investment in Legg Mason Western Asset Corporate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: The Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Financials (36.6%), Energy (12.7%), Telecommunication Services (7.7%), Consumer Discretionary (7.5%) and Industrials (6.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	5

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

iii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for
comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.07%	$1,000.00	$1,060.70	1.06%	$5.51	Class A	5.00%	$1,000.00	$1,019.86	1.06%	$5.40
Class B	5.73	1,000.00	1,057.30	1.78	9.23	Class B	5.00	1,000.00	1,016.23	1.78	9.05
Class C	5.72	1,000.00	1,057.20	1.80	9.33	Class C	5.00	1,000.00	1,016.13	1.80	9.15
Class I	6.16	1,000.00	1,061.60	0.72	3.74	Class I	5.00	1,000.00	1,021.58	0.72	3.67
Class P	5.91	1,000.00	1,059.10	1.19	6.18	Class P	5.00	1,000.00	1,019.21	1.19	6.06

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class B‡	Class C‡	Class I	Class P
Twelve Months Ended 12/31/10	11.53%	11.18%	10.80%	11.82%	11.30%
Five Years Ended 12/31/10	3.74	3.10	3.03	4.15	N/A
Ten Years Ended 12/31/10	5.39	4.91	4.78	5.80	N/A
Inception* through 12/31/10	6.71	N/A	5.69	5.78	18.47

With sales charges[2]	Class A‡	Class B‡	Class C‡	Class I	Class P
Twelve Months Ended 12/31/10	6.78%	6.68%	9.80%	11.82%	11.30%
Five Years Ended 12/31/10	2.84	2.94	3.03	4.15	N/A
Ten Years Ended 12/31/10	4.93	4.91	4.78	5.80	N/A
Inception* through 12/31/10	6.46	N/A	5.69	5.78	18.47

Cumulative total returns
Without sales charges[1]
Class A (12/31/00 through 12/31/10)	69.02%
Class B (12/31/00 through 12/31/10)	61.48
Class C (12/31/00 through 12/31/10)	59.45
Class I (12/31/00 through 12/31/10)	75.66
Class P (Inception date of 7/7/09 through 12/31/10)	28.63

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, B, C, I and P shares are November 6, 1992, January 4, 1982, February 26, 1993, February 7, 1996 and July 7, 2009, respectively.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Western Asset Corporate Bond Fund vs. Barclays Capital U.S. Credit Index and Lipper Corporate Debt Funds BBB-Rated Category Average† — December 2000 - December 2010

Value of $1,000,000 invested in

Class I Shares of Legg Mason Western Asset Corporate Bond Fund vs. Barclays Capital U.S. Credit Index and Lipper Corporate Debt Funds BBB-Rated Category Average† — December 2000 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Corporate Bond Fund on December 31, 2000, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Capital U.S. Credit Index and Lipper Corporate Debt Funds BBB- Rated Category Average. The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

10	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Fund performance (unaudited) (cont’d)

The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds BBB-Rated Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other class may be greater or less than the performance of Class A, B, C and I shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other class.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. Credit	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Corp. Bond	— Legg Mason Western Asset Corporate Bond Fund
MBS	— Mortgage-Backed Securities

12	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. Credit	— Barclays Capital U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Corp. Bond	— Legg Mason Western Asset Corporate Bond Fund
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	13

Schedule of investments

December 31, 2010

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 90.1%
Consumer Discretionary — 7.5%
Auto Components — 0.1%
BorgWarner Inc., Senior Notes	4.625%	9/15/20	$580,000	$573,719
Automobiles — 0.6%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	650,000	229,125	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	8,865,000	3,213,563	(a)
Total Automobiles				3,442,688
Hotels, Restaurants & Leisure — 0.3%
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	840,000	983,850
Yum! Brands Inc., Senior Notes	3.875%	11/1/20	1,040,000	995,498
Total Hotels, Restaurants & Leisure				1,979,348
Household Durables — 0.4%
Stanley Black & Decker Inc., Senior Notes	5.200%	9/1/40	2,710,000	2,555,728
Internet & Catalog Retail — 0.2%
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,440,000	1,515,600	(b)
Leisure Equipment & Products — 0.2%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	1,050,000	1,036,875
Media — 4.7%
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	3,135,000	3,921,691
Comcast Corp., Bonds	6.400%	5/15/38	10,000	10,722
Comcast Corp., Senior Notes	6.400%	3/1/40	1,030,000	1,107,799
Interpublic Group Cos. Inc.	6.250%	11/15/14	1,250,000	1,354,687
News America Holdings Inc., Senior Debentures	8.500%	2/23/25	3,850,000	4,715,168
Omnicom Group Inc., Notes	6.250%	7/15/19	1,050,000	1,167,507
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	1,460,000	1,628,998
TCI Communications Inc.	7.125%	2/15/28	180,000	202,390
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,370,000	2,437,448
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	140,000	174,176
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	480,000	476,550
Time Warner Cos. Inc., Debentures	7.570%	2/1/24	2,850,000	3,461,080
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,068,000	2,617,199
United Business Media Ltd., Notes	5.750%	11/3/20	2,040,000	1,962,129	(b)
WPP Finance UK	5.875%	6/15/14	610,000	659,576
WPP Finance UK, Senior Notes	8.000%	9/15/14	970,000	1,116,841
Total Media				27,013,961

See Notes to Financial Statements.

14	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Multiline Retail — 1.0%
Macy’s Retail Holdings Inc., Debentures	6.650%	7/15/24	$4,455,000	$4,432,725
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,070,000	1,136,875
Total Multiline Retail				5,569,600
Total Consumer Discretionary				43,687,519
Consumer Staples — 4.6%
Beverages — 1.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,870,000	2,029,958
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,760,000	1,863,660
Coca-Cola Co., Senior Notes	3.150%	11/15/20	1,530,000	1,438,578
Diageo Finance BV	3.250%	1/15/15	980,000	1,010,745
Foster’s Finance Corp., Notes	4.875%	10/1/14	840,000	890,009	(b)
Total Beverages				7,232,950
Food & Staples Retailing — 1.1%
Delhaize Group, Senior Notes	6.500%	6/15/17	2,046,000	2,322,591
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,260,232
Safeway Inc., Senior Notes	6.350%	8/15/17	1,350,000	1,509,583
Safeway Inc., Senior Notes	3.950%	8/15/20	1,610,000	1,527,587
Total Food & Staples Retailing				6,619,993
Food Products — 0.9%
H.J. Heinz Finance Co., Senior Notes	7.125%	8/1/39	1,740,000	2,052,922	(b)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	2,740,000	2,954,314
Total Food Products				5,007,236
Tobacco — 1.4%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	1,750,000	1,950,305
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,830,000	1,881,730
Philip Morris International Inc., Senior Notes	4.500%	3/26/20	1,380,000	1,427,857
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	2,270,000	2,641,227
Total Tobacco				7,901,119
Total Consumer Staples				26,761,298
Energy — 12.7%
Energy Equipment & Services — 0.7%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,610,000	1,578,534
Halliburton Co., Senior Notes	6.150%	9/15/19	580,000	667,304
Transocean Inc., Senior Notes	5.250%	3/15/13	1,760,000	1,856,473
Total Energy Equipment & Services				4,102,311
Oil, Gas & Consumable Fuels — 12.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	3,211,000	3,560,206
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	200,000	218,160

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	15

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	6.000%	1/15/37	$1,016,000	$1,121,138
Apache Corp., Senior Notes	5.250%	2/1/42	1,270,000	1,266,857
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	2,818,000	3,053,954
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	350,000	350,142
ConocoPhillips, Notes	6.500%	2/1/39	2,150,000	2,565,569
ConocoPhillips, Senior Notes	6.000%	1/15/20	1,680,000	1,959,434
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	2,175,000	2,875,876
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,659,573
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	339,909
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	580,000	750,751
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,845,000	2,098,258
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	1,620,000	1,691,918
EOG Resources Inc., Senior Notes	5.875%	9/15/17	2,130,000	2,418,847
Gazprom, Loan Participation Notes	6.212%	11/22/16	143,000	152,295	(b)
Hess Corp., Notes	8.125%	2/15/19	1,220,000	1,543,708
Hess Corp., Notes	7.875%	10/1/29	2,574,000	3,239,099
Hess Corp., Senior Bonds	6.000%	1/15/40	1,520,000	1,598,803
Kerr-McGee Corp., Notes	6.950%	7/1/24	390,000	424,867
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	2,252,000	2,364,600	(b)
Newfield Exploration Co., Senior Notes	6.625%	4/15/16	2,530,000	2,612,225
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	2,450,000	2,495,403
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,069,000	13,362,974
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,660,637
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,044,653
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	3,229,000	2,873,810	(b)
Statoil ASA, Senior Notes	3.125%	8/17/17	2,080,000	2,062,751
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,000,000	1,181,214
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	174,000	193,793	(b)
Williams Cos. Inc., Notes	7.875%	9/1/21	3,850,000	4,552,810
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,370,804
Total Oil, Gas & Consumable Fuels				69,665,038
Total Energy				73,767,349
Financials — 35.4%
Capital Markets — 4.1%
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	4,720,000	4,510,710
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,555,000	3,030,637	(c)(d)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,235,154
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,397,562

See Notes to Financial Statements.

16	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	$3,303,000	$900,068	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,700,000	463,250	(a)(b)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	7,512,000	0	(a)(b)(e)(f)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	7,912,000	2,374	(a)(c)(d)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	3,321,000	1,827	(a)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	1,750,000	1,852,729
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	5,766,863
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	1,549,000	1,402,551
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	2,800,000	3,041,746
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	65,000	66,611
Total Capital Markets				23,672,082
Commercial Banks — 10.4%
BAC Capital Trust XI, Notes	6.625%	5/23/36	3,820,000	3,678,041
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	6,430,000	4,614,811	(c)(d)
Banco Mercantil del Norte SA, Subordinated Bonds	6.135%	10/13/16	5,056,000	5,220,305	(b)(c)
BankAmerica Capital III, Junior Subordinated Notes	0.859%	1/15/27	585,000	417,401	(c)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	695,000	704,556	(b)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	1,810,000	1,823,575	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,592,000	1,985,851	(b)
BB&T Capital Trust II, Junior Subordinated Notes	6.750%	6/7/36	1,000,000	1,006,886
BPCE SA, Subordinated Bonds	12.500%	9/30/19	2,383,000	2,745,187	(b)(c)(d)
CBA Capital Trust I, Junior Subordinated Notes	5.805%	6/30/15	3,510,000	3,650,997	(b)(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,650,000	2,736,125	(b)(c)(d)
Glitnir Banki HF, Notes	6.330%	7/28/11	3,063,000	926,558	(a)(b)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	4,458,000	0	(a)(b)(d)(e)(f)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	4,757,000	0	(a)(b)(c)(e)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	1,490,000	1,229,250	(b)(c)(d)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	760,000	719,573	(b)(c)(d)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	2,500,000	2,325,000	(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	657,000	660,377	(b)(c)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	218,000	208,034	(b)(c)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	590,000	570,973	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	17

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Landsbanki Islands HF	7.431%	10/19/17	$4,230,000	$0	(a)(b)(c)(d)(e)(f)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	880,000	880,603	(b)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	270,000	267,051	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,746,000	3,559,648	(b)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	3,204,000	3,182,998	(b)(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	500,000	335,000	(a)(c)(d)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,100,000	1,108,833
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,820,000	1,752,265
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	760,000	731,837
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	300,000	307,167
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	880,000	865,988
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/36	1,676,000	1,538,291	(c)
SunTrust Preferred Capital I	5.853%	12/15/11	424,000	328,600	(c)(d)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	7,790,000	6,787,038	(c)(d)
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	311,000	338,738
Wells Fargo Capital X, Capital Securities	5.950%	12/1/36	3,069,000	2,977,740
Total Commercial Banks				60,185,297
Consumer Finance — 5.0%
Ally Financial Inc., Debentures	0.000%	6/15/15	40,000	29,600
Ally Financial Inc., Senior Notes	7.500%	12/31/13	4,845,000	5,244,712
Ally Financial Inc., Senior Notes	8.300%	2/12/15	1,790,000	1,973,475
Ally Financial Inc., Senior Notes	8.000%	11/1/31	3,574,000	3,868,855
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	1,058,000	1,129,415
American Express Co., Subordinated Debentures	6.800%	9/1/66	3,029,000	3,021,428	(c)
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	3,030,000	3,259,086
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	2,600,000	3,273,530
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	3,591,000	3,634,501	(b)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	2,020,000	2,051,401
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	454,000	434,254
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	430,000	447,541

See Notes to Financial Statements.

18	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	$816,000	$642,099
Total Consumer Finance				29,009,897
Diversified Financial Services — 11.6%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	5,814,000	5,653,615	(b)
Bank of America Corp., Senior Notes	4.500%	4/1/15	510,000	518,828
Bank of America Corp., Senior Notes	7.625%	6/1/19	380,000	438,240
Bank of America Corp., Senior Notes	5.625%	7/1/20	590,000	602,601
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	729,000	793,635
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,210,000	1,302,262
Citigroup Inc., Senior Notes	6.375%	8/12/14	4,410,000	4,877,910
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,360,000	1,466,582
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,230,000	1,350,556
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,890,000	2,103,260
Citigroup Inc., Senior Notes	8.125%	7/15/39	4,760,000	6,074,755
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	312,254
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,350,000	1,495,271
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	4,970,000	5,538,976
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,160,000	4,102,093
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,500,000	1,739,301
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/1/37	50,000	52,881
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	3,195,000	3,175,031	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,253,000	3,338,605	(b)(c)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,320,000	1,359,600
International Lease Finance Corp., Notes	5.875%	5/1/13	5,351,000	5,437,954
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	10,210,000	9,991,312
JPMorgan Chase & Co., Subordinated Notes	1.546%	9/1/15	1,035,000	1,033,605	(c)
JPMorgan Chase Capital XXV, Junior Subordinated Notes	6.800%	10/1/37	720,000	744,703
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	970,000	1,018,839
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	2,778,000	2,760,637	(b)(c)
Total Diversified Financial Services				67,283,306
Insurance — 4.0%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	1,021,000	1,028,658	(c)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	2,294,000	2,040,171

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	19

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
American International Group Inc., Senior Notes	6.400%	12/15/20	$330,000	$346,877
ASIF Global Financing XIX	4.900%	1/17/13	90,000	93,150	(b)
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	1,831,046
CNA Financial Corp., Senior Notes	5.875%	8/15/20	1,210,000	1,206,953
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	909,543
Hartford Financial Services Group Inc., Senior Notes	6.300%	3/15/18	550,000	586,552
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	2,050,000	2,039,750	(b)
Liberty Mutual Group, Senior Notes	5.750%	3/15/14	720,000	749,418	(b)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	7,352,000	6,947,640
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	2,320,000	2,720,200	(c)
Prudential Financial Inc., Senior Notes	6.200%	11/15/40	120,000	127,386
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	2,200,000	2,175,569
Total Insurance				22,802,913
Real Estate Investment Trusts (REITs) — 0.3%
Digital Realty Trust LP, Senior Notes	5.875%	2/1/20	100,000	101,913
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	1,440,000	1,570,860
Total Real Estate Investment Trusts (REITs)				1,672,773
Total Financials				204,626,268
Health Care — 5.4%
Biotechnology — 0.7%
Amgen Inc., Senior Notes	3.450%	10/1/20	4,030,000	3,847,771
Health Care Equipment & Supplies — 0.7%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	1,000,000	1,044,214
C.R. Bard Inc., Senior Notes	4.400%	1/15/21	1,420,000	1,445,730
Hospira Inc., Senior Notes	6.050%	3/30/17	1,509,000	1,692,792
Total Health Care Equipment & Supplies				4,182,736
Health Care Providers & Services — 3.7%
Aetna Inc., Senior Notes	3.950%	9/1/20	1,070,000	1,030,345
AmerisourceBergen Corp., Senior Notes	4.875%	11/15/19	1,270,000	1,297,423
HCA Inc., Senior Notes	6.300%	10/1/12	1,790,000	1,839,225
HCA Inc., Senior Notes	6.250%	2/15/13	2,130,000	2,183,250
HCA Inc., Senior Notes	5.750%	3/15/14	150,000	148,500
HCA Inc., Senior Notes	6.500%	2/15/16	3,303,000	3,245,198
HCA Inc., Senior Secured Notes	9.125%	11/15/14	1,100,000	1,156,375
Humana Inc., Senior Notes	6.450%	6/1/16	600,000	657,093
Humana Inc., Senior Notes	6.300%	8/1/18	3,657,000	3,950,529
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,024,867
UnitedHealth Group Inc., Senior Notes	5.000%	8/15/14	310,000	337,097

See Notes to Financial Statements.

20	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	$96,000	$107,016
WellPoint Inc., Notes	5.875%	6/15/17	1,560,000	1,746,133
WellPoint Inc., Senior Notes	4.350%	8/15/20	1,400,000	1,391,795
Total Health Care Providers & Services				21,114,846
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., Senior Notes	6.000%	3/1/20	1,860,000	1,995,840
Total Health Care				31,141,193
Industrials — 6.5%
Aerospace & Defense — 1.2%
BAE Systems Holdings Inc., Senior Notes	5.200%	8/15/15	1,118,000	1,193,538	(b)
Boeing Co., Senior Notes	4.875%	2/15/20	1,790,000	1,930,481
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	3,320,000	3,436,200
Raytheon Co., Senior Notes	3.125%	10/15/20	660,000	609,838
Total Aerospace & Defense				7,170,057
Air Freight & Logistics — 0.3%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	1,800,000	1,675,735
Airlines — 1.5%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	436,936	483,360
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	94,958	100,656
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,905,854	2,125,027
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	824,252	894,313
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	1,513,120	1,675,780
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	2,120,000	2,173,000
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	685,242	788,029
United Airlines, Pass-Through Trust, Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	594,913	687,125
Total Airlines				8,927,290
Commercial Services & Supplies — 0.7%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	1,160,000	1,229,516
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	870,000	897,188
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,640,000	1,731,956
Total Commercial Services & Supplies				3,858,660
Industrial Conglomerates — 0.5%
Hutchison Whampoa International Ltd., Notes	4.625%	9/11/15	2,740,000	2,882,732	(b)
Machinery — 0.6%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	3,310,000	3,449,318

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	21

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 1.7%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	$2,260,000	$2,175,110	(b)
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	1,970,000	1,830,477	(b)
Burlington Northern Santa Fe LLC, Senior Notes	3.600%	9/1/20	1,730,000	1,659,556
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	452,515
Union Pacific Corp., Debentures	6.625%	2/1/29	2,988,000	3,398,524
Total Road & Rail				9,516,182
Total Industrials				37,479,974
Information Technology — 1.4%
Electronic Equipment, Instruments & Components — 0.3%
Corning Inc., Senior Notes	5.750%	8/15/40	1,700,000	1,710,749
IT Services — 0.8%
Fiserv Inc., Senior Notes	4.625%	10/1/20	2,930,000	2,851,368
Mantech International Corp., Senior Notes	7.250%	4/15/18	1,550,000	1,627,500
Total IT Services				4,478,868
Semiconductors & Semiconductor Equipment — 0.3%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	940,000	1,035,506
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	780,000	862,848
Total Semiconductors & Semiconductor Equipment				1,898,354
Total Information Technology				8,087,971
Materials — 5.0%
Chemicals — 1.6%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	966,962
Dow Chemical Co., Notes	5.700%	5/15/18	830,000	899,190
E.I. du Pont de Nemours & Co., Senior Notes	4.900%	1/15/41	2,590,000	2,536,151
Lubrizol Corp., Senior Notes	8.875%	2/1/19	1,340,000	1,688,881
Potash Corp. of Saskatchewan Inc., Senior Notes	3.250%	12/1/17	820,000	795,824
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,132,398
PPG Industries Inc., Senior Notes	5.500%	11/15/40	1,240,000	1,221,124
Total Chemicals				9,240,530
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.625%	3/15/18	430,000	439,675
Metals & Mining — 3.1%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	7,309,000	8,095,499
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,630,000	2,192,591
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,300,000	1,236,577
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	741,667
Vale Overseas Ltd., Notes	6.875%	11/21/36	4,597,000	5,068,110
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	640,000	686,400	(b)
Total Metals & Mining				18,020,844

See Notes to Financial Statements.

22	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Paper & Forest Products — 0.2%
Georgia-Pacific LLC, Senior Notes	5.400%	11/1/20	$1,220,000	$1,208,461	(b)
Total Materials				28,909,510
Telecommunication Services — 7.1%
Diversified Telecommunication Services — 5.4%
AT&T Corp., Senior Notes	8.000%	11/15/31	57,000	71,844
AT&T Inc., Global Notes	5.600%	5/15/18	1,420,000	1,586,773
AT&T Inc., Senior Notes	5.350%	9/1/40	8,037,000	7,585,690	(b)
British Telecommunications PLC, Bonds	9.875%	12/15/30	1,575,000	2,104,507
Deutsche Telekom International Finance BV, Senior Bonds	9.250%	6/1/32	670,000	943,278
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	2,478,000	2,778,485
Embarq Corp., Notes	7.082%	6/1/16	430,000	476,079
Embarq Corp., Notes	7.995%	6/1/36	2,718,000	2,976,183
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	1,090,000	1,420,906
Telecom Italia Capital SpA, Senior Notes	6.000%	9/30/34	3,850,000	3,203,997
Telecom Italia Capital SpA, Senior Notes	7.200%	7/18/36	1,350,000	1,271,291
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	620,000	634,543
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,940,000	1,871,117
Verizon Global Funding Corp., Senior Notes	7.750%	6/15/32	1,915,000	2,346,547
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	1,494,000	1,550,437
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	150,000	162,750	(b)
Total Diversified Telecommunication Services				30,984,427
Wireless Telecommunication Services — 1.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,010,000	1,106,111
American Tower Corp., Senior Notes	4.625%	4/1/15	2,000,000	2,091,382
American Tower Corp., Senior Notes	4.500%	1/15/18	1,200,000	1,191,293
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,240,000	2,223,200
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	240,000	255,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	3,000,000	3,045,000
Total Wireless Telecommunication Services				9,911,986
Total Telecommunication Services				40,896,413
Utilities — 4.5%
Electric Utilities — 3.0%
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,029,427
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	1,420,000	1,594,561
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	948,248
Edison International, Senior Notes	3.750%	9/15/17	3,650,000	3,629,549
EEB International Ltd., Senior Bonds	8.750%	10/31/14	1,830,000	1,980,975	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	23

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
FirstEnergy Corp., Notes	6.450%	11/15/11	$13,000	$13,532
FirstEnergy Corp., Notes	7.375%	11/15/31	2,568,000	2,714,440
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	910,000	956,467
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	2,745,000	3,015,190
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	500,000	650,609
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	720,000	1,047,088
Total Electric Utilities				17,580,086
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,255,128	(b)
Independent Power Producers & Energy Traders — 1.1%
Dynegy Holdings Inc., Senior Notes	8.750%	2/15/12	1,690,000	1,673,100
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	38,000	23,275
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	28,000	19,600
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,510,804	914,036	(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,484,000	3,610,375
Total Independent Power Producers & Energy Traders				6,240,386
Multi-Utilities — 0.2%
Integrys Energy Group Inc., Senior Notes	4.170%	11/1/20	910,000	870,418
Total Utilities				25,946,018
Total Corporate Bonds & Notes (Cost — $543,635,480)				521,303,513
Asset-Backed Securities — 1.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	580,000	611,578	(b)
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	200,000	191,250	(c)
Education Funding Capital Trust, 2004-1 A5	1.761%	6/15/43	850,000	788,099	(c)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	2,520,000	2,638,269	(b)
Hertz Vehicle Financing LLC, 2009-2X A2	5.290%	3/25/16	400,000	430,252	(b)
Student Loan Consolidation Center, 2002-1 A6	1.789%	3/1/42	2,900,000	2,630,880	(b)(c)
Total Asset-Backed Securities (Cost — $7,137,265)				7,290,328
Collateralized Mortgage Obligations — 2.1%
Americold LLC Trust, 2010-ARTA A2FX	4.954%	1/14/29	1,400,000	1,412,130	(b)
Extended Stay America Trust, 2010-ESHA A	2.951%	11/5/27	2,126,587	2,093,923	(b)
Federal Home Loan Mortgage Corp. (FHLMC), IO K007 X1	1.245%	4/25/20	18,908,531	1,429,173	(c)
Federal Home Loan Mortgage Corp. (FHLMC), IO K009 X1	1.522%	8/25/20	15,806,434	1,464,839	(c)
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	1,811,026	1,765,957
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.190%	9/25/37	2,175,653	2,040,133	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.183%	9/25/37	2,269,144	2,218,744	(c)
Total Collateralized Mortgage Obligations (Cost — $12,646,080)				12,424,899

See Notes to Financial Statements.

24	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans — 0.6%
Telecommunication Services — 0.6%
Vodafone Group PLC, Term Loan (Cost — $3,259,751)	6.875%	8/11/15	$3,280,000	$3,329,200	(f)(g)(h)
Mortgage-Backed Securities — 0.3%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	2.488%	9/1/24	32,916	34,462	(c)
GNMA — 0.3%
Government National Mortgage Association (GNMA)	3.950%	7/15/25	1,450,000	1,457,368
Total Mortgage-Backed Securities (Cost — $1,484,225)				1,491,830
Municipal Bonds — 0.4%
Georgia — 0.4%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,510,000	1,477,535
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,030,000	997,267
Total Municipal Bonds (Cost — $2,540,000)				2,474,802
Sovereign Bonds — 0.5%
Russia — 0.5%
RSHB Capital, Loan Participation Notes, Secured Notes (Cost — $2,740,000)	7.125%	1/14/14	2,740,000	2,931,800	(b)
U.S. Government & Agency Obligations — 2.1%
U.S. Government Agencies — 0.5%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,610,000	1,651,537
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,485,000	1,575,921
Total U.S. Government Agencies				3,227,458
U.S. Government Obligations — 1.6%
U.S. Treasury Bonds	3.875%	8/15/40	1,140,000	1,050,225
U.S. Treasury Bonds	4.250%	11/15/40	3,050,000	3,000,913
U.S. Treasury Notes	1.375%	11/30/15	4,450,000	4,325,191
U.S. Treasury Notes	2.625%	11/15/20	710,000	669,841
Total U.S. Government Obligations				9,046,170
Total U.S. Government & Agency Obligations (Cost — $12,021,205)				12,273,628

			Shares
Preferred Stocks — 1.2%
Financials — 1.2%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		22,375	623,367

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	25

Legg Mason Western Asset Corporate Bond Fund

Security	Rate		Shares	Value
Diversified Financial Services — 1.0%
Citigroup Capital XII	8.500%		114,750	$3,036,285	(c)
Citigroup Capital XIII	7.875%		105,625	2,842,369	*(c)
Total Diversified Financial Services				5,878,654
Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		595,470	374,551	*(c)
Federal National Mortgage Association (FNMA)	8.250%		82,500	46,200	*(c)
Total Thrifts & Mortgage Finance				420,751
Total Preferred Stocks (Cost — $16,788,092)				6,922,772
Total Investments before Short-Term Investments (Cost — $602,252,098)				570,442,772

		Maturity Date	Face Amount
Short-Term Investments — 0.4%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $1,323,878)	0.220-0.240%	5/9/11	$1,325,000	1,324,443	(i)(j)
Repurchase Agreements — 0.2%
Morgan Stanley tri-party repurchase agreement dated 12/31/10; Proceeds at maturity — $1,191,012 (Fully collateralized by U.S. government agency obligations, 1.750% due 11/9/20; Market value — $1,219,159) (Cost — $1,191,000)	0.120%	1/3/11	1,191,000	1,191,000
Total Short-Term Investments (Cost — $2,514,878)				2,515,443
Total Investments — 99.0% (Cost — $604,766,976#)				572,958,215
Other Assets in Excess of Liabilities — 1.0%				5,681,616
Total Net Assets — 100.0%				$578,639,831

*	Non-income producing security.

(a)	Securities are in default as of December 31, 2010.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Illiquid security (unaudited).

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $607,344,186.

Abbreviation used in this schedule:
IO	— Interest Only
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

26	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $604,766,976)	$572,958,215
Cash	1,344
Interest receivable	8,242,911
Receivable for securities sold	1,304,732
Receivable for Fund shares sold	615,953
Prepaid expenses	43,662
Other assets	1,226
Total Assets	583,168,043

Liabilities:
Payable for Fund shares repurchased	2,407,036
Payable for securities purchased	1,053,302
Investment management fee payable	270,566
Distribution fees payable	193,996
Payable to broker — variation margin on open futures contracts	109,911
Distributions payable	69,261
Trustees’ fees payable	8,475
Accrued expenses	415,665
Total Liabilities	4,528,212
Total Net Assets	$578,639,831

Net Assets:
Par value (Note 7)	$519
Paid-in capital in excess of par value	711,422,418
Overdistributed net investment income	(807,159)
Accumulated net realized loss on investments and futures contracts	(100,857,043)
Net unrealized depreciation on investments and futures contracts	(31,118,904)
Total Net Assets	$578,639,831

Shares Outstanding:
ClassA	27,612,227
ClassB	3,804,617
ClassC	5,032,087
ClassI	1,143,143
ClassP	14,303,553

Net Asset Value:
ClassA (and redemption price)	$11.16
ClassB*	$11.13
ClassC*	$11.10
ClassI (and redemption price)	$11.16
ClassP (and redemption price)	$11.15
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 4.25%)	$11.66

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	27

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$38,369,597
Dividends	271,368
Total Investment Income	38,640,965

Expenses:
Investment management fee (Note 2)	3,367,376
Distribution fees (Notes 2 and 5)	2,441,827
Transfer agent fees (Note 5)	1,239,606
Registration fees	91,902
Shareholder reports	83,307
Legal fees	73,314
Audit and tax	67,700
Insurance	16,838
Trustees’ fees	14,177
Custody fees	6,485
Miscellaneous expenses	6,577
Total Expenses	7,409,109
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(34,594)
Compensating balance arrangements (Note 1)	(203)
Net Expenses	7,374,312
Net Investment Income	31,266,653

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	8,470,423
Futures contracts	(6,576,211)
Net Realized Gain	1,894,212
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	33,944,946
Futures contracts	(705,498)
Change in Net Unrealized Appreciation (Depreciation)	33,239,448
Net Gain on Investments and Futures Contracts	35,133,660
Proceeds from Settlement of a Regulatory Matter (Note 10)	525,240
Increase in Net Assets From Operations	$66,925,553

See Notes to Financial Statements.

28	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$31,266,653	$29,037,424
Net realized gain (loss)	1,894,212	(24,797,188)
Change in net unrealized appreciation (depreciation)	33,239,448	135,356,692
Proceeds from settlement of a regulatory matter (Note 10)	525,240	—
Increase in Net Assets From Operations	66,925,553	139,596,928

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(32,264,639)	(30,197,416)
Decrease in Net Assets From Distributions to Shareholders	(32,264,639)	(30,197,416)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	83,353,278	70,227,535
Reinvestment of distributions	31,290,046	29,206,659
Cost of shares repurchased	(194,995,916)	(151,084,683)
Net assets of shares issued in connection with merger (Note 8)	—	208,285,574
Increase (Decrease) in Net Assets From Fund Share Transactions	(80,352,592)	156,635,085
Increase (Decrease) in Net Assets	(45,691,678)	266,034,597

Net Assets:
Beginning of year	624,331,509	358,296,912
End of year*	$578,639,831	$624,331,509
* Includes overdistributed net investment income of:	$(807,159)	$(867,961)

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$10.56	$8.43	$11.74	$12.16	$12.42

Income (loss) from operations:
Net investment income	0.58	0.59	0.67	0.58	0.57
Net realized and unrealized gain (loss)	0.61	2.15	(3.29)	(0.38)	(0.22)
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—
Total income (loss) from operations	1.20	2.74	(2.62)	0.20	0.35

Less distributions from:
Net investment income	(0.60)	(0.61)	(0.69)	(0.62)	(0.61)
Total distributions	(0.60)	(0.61)	(0.69)	(0.62)	(0.61)

Net asset value, end of year	$11.16	$10.56	$8.43	$11.74	$12.16
Total return[3]	11.53%[4]	33.80%	(23.11)%	1.63%	3.03%

Net assets, end of year (millions)	$308	$313	$255	$399	$435

Ratios to average net assets:
Gross expenses	1.05%	1.11%	1.17%	1.10%	1.08%[5]
Net expenses[6]	1.05	1.11	1.17	1.10	1.07 [5,7]
Net investment income	5.26	6.36	6.43	4.87	4.78

Portfolio turnover rate	60%	50%	25%	53%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.43% (Note 10).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.06%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$10.53	$8.41	$11.71	$12.13	$12.39

Income (loss) from operations:
Net investment income	0.50	0.52	0.60	0.50	0.50
Net realized and unrealized gain (loss)	0.62	2.14	(3.28)	(0.39)	(0.22)
Proceeds from settlement of a regulatory matter	0.04	—	—	—	—
Total income (loss) from operations	1.16	2.66	(2.68)	0.11	0.28

Less distributions from:
Net investment income	(0.56)	(0.54)	(0.62)	(0.53)	(0.54)
Total distributions	(0.56)	(0.54)	(0.62)	(0.53)	(0.54)

Net asset value, end of year	$11.13	$10.53	$8.41	$11.71	$12.13
Total return[3]	11.18%[4]	32.76%	(23.60)%	0.91%	2.36%

Net assets, end of year (millions)	$42	$55	$56	$97	$125

Ratios to average net assets:
Gross expenses	1.79%	1.85%	1.84%	1.80%	1.72%[5]
Net expenses[6]	1.79	1.85	1.84	1.80	1.72 [5,7]
Net investment income	4.54	5.66	5.76	4.16	4.13

Portfolio turnover rate	60%	50%	25%	53%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.78% (Note 10).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.71% and 1.70%, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$10.50	$8.38	$11.67	$12.09	$12.35

Income (loss) from operations:
Net investment income	0.50	0.52	0.59	0.50	0.49
Net realized and unrealized gain (loss)	0.61	2.15	(3.27)	(0.39)	(0.22)
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—
Total income (loss) from operations	1.12	2.67	(2.68)	0.11	0.27

Less distributions from:
Net investment income	(0.52)	(0.55)	(0.61)	(0.53)	(0.53)
Total distributions	(0.52)	(0.55)	(0.61)	(0.53)	(0.53)

Net asset value, end of year	$11.10	$10.50	$8.38	$11.67	$12.09
Total return[3]	10.80%[4]	32.93%	(23.67)%	0.91%	2.34%

Net assets, end of year (millions)	$56	$59	$45	$68	$71

Ratios to average net assets:
Gross expenses	1.76%	1.79%	1.89%	1.80%	1.76%[5]
Net expenses[6]	1.76	1.79	1.89	1.80	1.73 [5,7]
Net investment income	4.55	5.66	5.73	4.18	4.12

Portfolio turnover rate	60%	50%	25%	53%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.70% (Note 10).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.74% and 1.72%, respectively.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2010	2009	2008	2007	2006[2]

Net asset value, beginning of year	$10.56	$8.42	$11.72	$12.16	$12.41

Income (loss) from operations:
Net investment income	0.62	0.62	0.68	0.63	0.63
Net realized and unrealized gain (loss)	0.60	2.18	(3.24)	(0.41)	(0.22)
Total income (loss) from operations	1.22	2.80	(2.56)	0.22	0.41

Less distributions from:
Net investment income	(0.62)	(0.66)	(0.74)	(0.66)	(0.66)
Total distributions	(0.62)	(0.66)	(0.74)	(0.66)	(0.66)

Net asset value, end of year	$11.16	$10.56	$8.42	$11.72	$12.16
Total return[3]	11.82%	34.59%	(22.72)%	1.80%	3.54%

Net assets, end of year (millions)	$13	$12	$2	$0 [4]	$158

Ratios to average net assets:
Gross expenses	0.72%	0.64%	0.75%	0.66%	0.65%[5]
Net expenses[6]	0.70 [7,8]	0.63 [7,8]	0.75	0.66	0.65 [5,8]
Net investment income	5.61	6.33	6.80	5.13	5.22

Portfolio turnover rate	60%	50%	25%	53%	94%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Amount represents less than $0.5 million.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.64%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 0.65% for Class I shares until April 30, 2010.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class P Shares[1]	2010	2009[2]

Net asset value, beginning of year	$10.55	$9.39

Income from operations:
Net investment income	0.56	0.28
Net realized and unrealized gain	0.61	1.17
Total income from operations	1.17	1.45

Less distributions from:
Net investment income	(0.57)	(0.29)
Total distributions	(0.57)	(0.29)

Net asset value, end of year	$11.15	$10.55
Total return[3]	11.30%	15.57%

Net assets, end of year (millions)	$160	$185

Ratios to average net assets:
Gross expenses	1.20%	1.18%[4]
Net expenses[5,6,7]	1.18	1.13 [4]
Net investment income	5.14	5.65 [4]

Portfolio turnover rate	60%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 7, 2009 (inception date) to December 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.15% for Class P shares until April 30, 2010.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

34	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Corporate Bond Fund (the “Fund”), is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	35

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$521,303,513	$ 0	*	$521,303,513
Asset-backed securities	—	7,290,328	—		7,290,328
Collateralized mortgage obligations	—	12,424,899	—		12,424,899
Collateralized senior loans	—	—	3,329,200		3,329,200
Mortgage-backed securities	—	1,491,830	—		1,491,830
Municipal bonds	—	2,474,802	—		2,474,802
Sovereign bonds	—	2,931,800	—		2,931,800
U.S. government & agency obligations	—	12,273,628	—		12,273,628
Preferred stocks	$6,922,772	—	—		6,922,772
Total long-term investments	$6,922,772	$560,190,800	$3,329,200		$570,442,772
Short-term investments†	—	2,515,443	—		2,515,443
Total investments	$6,922,772	$562,706,243	$3,329,200		$572,958,215
Other financial instruments:
Futures contracts	802,749	—	—		802,749
Total	$7,725,521	$562,706,243	$3,329,200		$573,760,964

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$112,892	—	—		$112,892

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

36	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in securities	Corporate Bonds & Notes		Collateralized Senior Loans	Total
Balance as of December 31, 2009	—		—	—
Accrued premiums/discounts	—		$1,563	$1,563
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)[1]	—		69,449	69,449
Net purchases (sales)	—		3,258,188	3,258,188
Transfers into Level 3	$0	*	—	0	*
Transfers out of Level 3	—		—	—
Balance as of December 31, 2010	$0	*	$3,329,200	$3,329,200
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[1]	—		$69,449	$69,449

*	Value is less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	37

fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the

38	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2010, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	39

Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$533,548	$(533,548)
(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and losses from mortgage-backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

40	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

As a result of a contractual expense limitation agreement between LMPFA and the Fund, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I and P shares did not exceed 0.65% and 1.15%, respectively, through April 30, 2010.

During the year ended December 31, 2010, fees waived and/or expenses reimbursed amounted to $34,594.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2010, LMIS and its affiliates received sales charges of approximately $30,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$50,000	$2,000

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$267,359,996	$96,326,212
Sales	365,508,045	84,729,680

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$30,952,466
Gross unrealized depreciation	(65,338,437)
Net unrealized depreciation	$(34,385,971)

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	41

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	1	3/11	$117,316	$117,719	$403
U.S. Treasury Ultra Long-Term Bonds	34	3/11	4,434,079	4,321,187	(112,892)
					(112,489)
Contracts to Sell:
U.S. Treasury 10-Year Notes	274	3/11	$33,750,625	$32,999,875	750,750
U.S. Treasury 30-Year Bonds	19	3/11	2,371,971	2,320,375	51,596
					802,346
Net unrealized gain on open futures contracts					$689,857

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$802,749

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$112,892

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(6,576,211)

42	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(705,498)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$15,847,795
Futures contracts (to sell)	97,576,854

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and P shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and P shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$793,625	$595,582
Class B	375,787	214,120
Class C	404,861	261,992
Class I	—	15,187
Class P	867,554	152,725
Total	$2,441,827	$1,239,606

For the year ended December 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class I	$2,903
Class P	31,691
Total	$34,594

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	43

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class A	$17,204,838	$18,176,219
Class B	2,520,618	3,206,221
Class C	2,730,968	2,989,820
Class I	759,801	411,767
Class P	9,048,414	5,413,389	†
Total	$32,264,639	$30,197,416

†	For the period July 7, 2009 (inception date) to December 31, 2009.

7. Shares of beneficial interest

At December 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,079,959	$44,848,651	3,843,927	$35,440,982
Shares issued on reinvestment	1,526,947	16,836,911	1,902,591	17,623,165
Shares repurchased	(7,664,280)	(84,494,132)	(6,305,876)	(57,194,448)
Net decrease	(2,057,374)	$(22,808,570)	(559,358)	$(4,130,301)

Class B
Shares sold	320,884	$3,532,571	563,664	$5,149,600
Shares issued on reinvestment	222,809	2,454,206	338,832	3,110,409
Shares repurchased	(2,014,372)	(22,180,765)	(2,247,862)	(20,541,777)
Net decrease	(1,470,679)	$(16,193,988)	(1,345,366)	$(12,281,768)

Class C
Shares sold	1,288,528	$14,051,092	2,217,822	$20,359,785
Shares issued on reinvestment	235,539	2,581,303	304,980	2,810,645
Shares repurchased	(2,111,231)	(23,024,363)	(2,337,811)	(21,113,506)
Net increase (decrease)	(587,164)	$(6,391,968)	184,991	$2,056,924

Class I
Shares sold	1,000,381	$10,874,161	340,994	$3,240,497
Shares issued on reinvestment	50,031	550,999	42,545	426,192
Shares repurchased	(1,041,050)	(11,410,627)	(531,311)	(4,837,978)
Shares issued with merger	—	—	1,033,157	9,753,967
Net increase	9,362	$14,533	885,385	$8,582,678

44	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares		Amount
Class P
Shares sold	916,812	$10,046,803	602,272	†	$6,036,671	†
Shares issued on reinvestment	805,742	8,866,627	508,040	†	5,236,248	†
Shares repurchased	(4,912,751)	(53,886,029)	(4,663,378)	†	(47,396,974)	†
Shares issued with merger	—	—	21,046,816	†	198,531,607	†
Net increase (decrease)	(3,190,197)	$(34,972,599)	17,493,750	†	$162,407,552	†

†	For the period July 7, 2009 (inception date) to December 31, 2009.

8. Transfer of net assets

At the close of business on July 10, 2009, the Fund acquired all of the assets of the Legg Mason Investment Grade Income Portfolio (the “Acquired Fund”), pursuant to the Form of Agreement and Plan of Reorganization dated July 2, 2009, and approved by shareholders of the Acquired Fund on July 2, 2009.

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Investment Grade Income Portfolio	22,079,973	$208,285,574	$385,631,326

As part of the reorganization, for each share they held, the shareholders of the Acquired Fund’s Primary Class and Institutional Class received 0.859916 and 0.859325 shares of the Fund’s Class P and Class I shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $63,246,504, accumulated net realized loss of $30,076,177 and overdistributed net investment income of $606,311. Total net assets of the Fund immediately after the transfer were $593,916,900. The transaction was structured to qualify as a tax-free reorganization under the Code, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$37,648,752
Net realized loss	(38,645,139)
Change in net unrealized appreciation (depreciation)	179,537,709
Increase in net assets from operations	$178,541,322

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I	Class P
Daily 1/31/2011	$0.044937	$0.037872	$0.038910	$0.048143	$0.043653

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	45

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$32,264,639	$30,197,416

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$339,086
Capital loss carryforward*	(97,589,977)
Other book/tax temporary differences(a)	(1,836,101)
Unrealized appreciation (depreciation)(b)	(33,696,114)
Total accumulated earning (losses) — net	$(132,783,106)

*	During the taxable year ended December 31, 2010, the Fund utilized $296,201 of its capital loss carryforward available from prior years. As of December 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2014	$(13,944,002)
12/31/2015	(7,587,080)
12/31/2016	(37,676,648)
12/31/2017	(38,382,247)
$(97,589,977)

These amounts will be available to offset any future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999

46	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.

The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	47

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $259,239, $208,492, $57,213 and $296 for Classes A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds,

48	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

12. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report	49

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that Court.

13. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

50	Legg Mason Western Asset Corporate Bond Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Corporate Bond Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Corporate Bond Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2011

Legg Mason Western Asset Corporate Bond Fund	51

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Corporate Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

52	Legg Mason Western Asset Corporate Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Legg Mason Western Asset Corporate Bond Fund	53

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as BBB-rated corporate debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2010 was above the median and that its performance for the 3-, 5- and 10-year periods ended June 30, 2010 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods. The Board also noted the Fund’s improved more recent performance.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as BBB-rated corporate debt funds and chosen by Lipper to be comparable to the Fund, showed that the

54	Legg Mason Western Asset Corporate Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s Contractual Management Fee was slightly above the median and the Fund’s Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds in the expense group at all asset levels.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Corporate Bond Fund	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Corporate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

56	Legg Mason Western Asset Corporate Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Corporate Bond Fund	57

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

58	Legg Mason Western Asset Corporate Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Corporate Bond Fund	59

Additional Officers cont’d
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

60	Legg Mason Western Asset Corporate Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset

Corporate Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Corporate Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD00317 2/11 SR11-1319

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $163,425 in 2009 and $174,600 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,655 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,650 in 2009 and $19,750 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were 9,800 in 2010, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-

year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: February 25, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Income Trust

Date: February 25, 2011